                   SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934

                   Date of Earliest Event Reported
                         September 26, 1994

                Inter-Regional Financial Group, Inc.
      (Exact name of registrant as specified in its charter)

                              DELAWARE
  (State or other jurisdiction of incorporation of organization)


              1-8186                      41-1228350
   (Commission File Number)  (IRS Employer Identification Number)

                    Dain Bosworth Plaza
                   60 South Sixth Street
                   Minneapolis, Minnesota           55402-4422
          (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code (612) 371-7750

Item 5.  OTHER EVENTS

Dain Bosworth Acquisition of Clayton Brown

On October 7, 1994, Dain Bosworth Incorporated ("Dain Bosworth"), the Minneapolis-based regional securities brokerage and investment banking subsidiary of the registrant, completed the acquisition of Chicago-based Clayton Brown Holding Company
("Clayton Brown"), a privately held firm specializing in the origination, underwriting, trading and sale of fixed income securities through its subsidiary, Clayton Brown & Associates, Inc.. The aggregate purchase price was between $24 million and $25 million in cash, and was calculated based on Clayton Brown's net book value at September 30, 1994, as adjusted in accordance with the purchase agreement.

Management believes that the acquisition of Clayton Brown, together with planned retail expansion in the state, gives Dain Bosworth a platform on which to build a highly competitive presence in the important Chicago market. Dain Bosworth expects to retain Clayton Brown offices in Chicago and New York. Rauscher Pierce Refsnes, Inc., the registrant's Dallas-based regional securities brokerage and investment banking subsidiary will retain Clayton Brown's Miami office. Founded in 1967, Clayton Brown has approximately 140 fixed income professionals and support staff and is similar in size to Dain Bosworth's fixed income group.

Clayton Brown's operations will be consolidated with Dain Bosworth's by mid-November 1994, at which time Clayton Brown's Chicago and New York offices will assume the Dain Bosworth name. When the conversion is complete, Regional Operations Group, Inc., the registrant's operations, clearing and technology subsidiary, will begin carrying and handling all clearance and settlement activities for Clayton Brown's customer accounts.

Tentative Settlement  of In  Re Taxable Municipal Bond Securities
Litigation

On September 26, 1994, a Settlement Agreement was entered into by certain settling plaintiffs and settling defendants in connection with the multi-district proceeding, In Re Taxable Bond Securities Litigation (MDL 863), in which Rauscher Pierce Refsnes, Inc. ("Rauscher Pierce") is named as a defendant. As described in detail in previous filings by the registrant on Forms 10-K and 10-Q, this action resulted from Rauscher Pierre's participation in the underwriting syndicates for seven taxable municipal bond offerings for an aggregate of $1.55 billion. Rauscher Pierce underwrote an aggregate of $57.8 million of such bonds and served as a co-manager of one $200 million bond offering.

The Settlement Agreement provides for the creation of a $25.5 million settlement fund by the settling defendants. The settling defendants include the underwriters and issuers of the bonds and the underwriters' counsel. Rauscher Pierce's portion of the underwriting syndicates' contribution to such settlement fund was approximately $870,000, which amount was paid to the depository bank in early October. Such funds will be held in escrow by the depository bank pending notification of the class of eligible class plaintiffs and satisfaction of certain requirements contained in the Settlement Agreement. Such conditions include, among others, a requirement that the United Statement District Court for the Eastern District of Louisiana hold a hearing and determine that the settlement should be approved as fair, reasonable and adequate. In addition, the settling defendants have the option to terminate the settlement if the aggregate amount of the claims of members of the plaintiff class who opt out exceeds certain specified limits. It is anticipated that, subject to the satisfaction of all other conditions, the settlement hearing will be held at the end of the first quarter or during the second quarter of 1995.

Rauscher Pierce believes that it has substantial and meritorious defenses to the claims raised by the plaintiffs. If the settlement is  consummated but  the  plaintiffs  in  any  of  the actions in which it is a defendant elect to opt out of the settlement, Rauscher Pierce will vigorously defend itself in such remaining actions. While the outcome of any litigation is uncertain, management, based in part upon consultation with legal counsel, believes that the resolution of all such matters will not have a material adverse effect on the registrant's consolidated financial condition.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 4(a)  Third Amendment to Credit Agreement dated
              September 30, 1994.

Exhibit 4(b)  Fifth Amendment to Term-Loan Agreement dated
              September 30, 1994.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                       INTER-REGIONAL FINANCIAL GROUP, INC.
                       Registrant


                       Dated:  October 14, 1994
                          By:  Daniel J. Reuss
                               -------------------------
                               Daniel J. Reuss
                               Senior Vice President,
                               Corporate Controller and Treasurer

INTER-REGIONAL FINANCIAL GROUP, INC. AND SUBSIDIARIES
INDEX OF EXHIBITS

Exhibit No.

    4(a)    -   Third Amendment to Credit Agreement dated
                September 30, 1994.

    4(b)    -   Fifth Amendment to Term-Loan Agreement dated
                September 30, 1994.

                                                   Exhibit 4(a)

         THIRD AMENDMENT TO CREDIT AGREEMENT


This Amendment is made as of this 30th day of September, 1994, by and among INTER-REGIONAL FINANCIAL GROUP, INC., a Delaware corporation (the "Borrower"), the financial institutions that have executed this Amendment (the "Banks") and Norwest Bank Minnesota, National Association, a national banking association, as agent for the Banks (the "Agent").

The Borrower, the Banks and the Agent have entered into a Credit Agreement dated as of June 23, 1993, as amended by a First Amendment to Credit Agreement dated as of November 30, 1993 and a Second Amendment to Credit Agreement dated as of June 27, 1994 (as amended, the "Credit Agreement") by and among the Borrower, the Banks and the Agent. The Banks have agreed, severally but not jointly, to make loans to the Borrower on the terms and conditions set forth in the Credit Agreement.

Loans made  by the Banks under the Credit Agreement are evidenced by promissory  notes dated  as of  June 23,  1993 executed by the
Borrower in  favor of  each Bank  (each, a  "Note").   The  Notes
mature on June 30, 1995.

The Borrower has requested that the Banks and the Agent amend certain provisions of the Credit Agreement, and the Banks and the Agent are willing to do so pursuant to the terms and conditions set forth in this Agreement.

ACCORDINGLY, the parties hereto hereby agree as follows:

1.   Terms used in this Amendment which are defined in the Credit
Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.   Section 6.03(c) of the Credit Agreement is hereby amended by
deleting  existing   Section  6.03(c)  in  its  entirety  and  by
substituting therefor the following new Section 6.03(c):

    "(c)   in  addition to any guaranties set forth in Exhibit E,
(i) from the date of this Agreement until June 30, 1995, a guaranty by the Borrower of obligations of ROG in favor of the Depository Trust Company in an amount not to exceed $15,000,000 at any time (from and after June 30, 1995, no guaranty shall be permitted by Section 6.03(c)(i)) and (ii) guaranties by the Borrower of indebtedness (including capitalized lease obligations) and operating leases of the Subsidiaries (other than the guaranties permitted by Sections 6.03(d) and 6.03(e)); provided that the sum of the aggregate principal amount of indebtedness guaranteed plus the aggregate amount of all payments under operating leases guaranteed under this clause (ii) shall not exceed $3,000,000;"

3. Section 6.03 of the Credit Agreement is hereby amended by deleting the word "and" at the end of subsection (b) and by adding the following new subsections (d) and (e):

      "(d) a guaranty by the Borrower in favor of Norwest Bank Minnesota, National Association of (i) subordinated loans of up to $10,000,000 from Norwest Bank Minnesota, National Association to Dain Bosworth Incorporated, and (ii) a subordinated loan of $3,500,000 from Norwest Bank Minnesota, National Association to Rauscher Pierce Refsnes, Inc.; and

       (e) a guaranty by the Borrower in favor of First Bank National Association of (i) subordinated loans of up to $10,000,000 from First Bank National Association to Dain Bosworth Incorporated, and (ii) a subordinated loan of $3,500,000 from First Bank National Association to Rauscher Pierce Refsnes, Inc."

4.   Section 6.04(c)(iii)  of  the  Credit  Agreement  is  hereby amended by deleting existing Section 6.04(c)(iii) in its entirety
and  by   substituting  therefor   the  following   new   Section
6.04(c)(iii):

      "(iii) the sum of all cash consideration paid, the current market value, as of the date of such investment, of all property (excluding stock of the Borrower) given and all Indebtedness incurred or assumed (excluding in acquisitions of stock, liabilities of the acquired Person other than those assumed in writing, if any, by the Borrower) in connection with all acquisitions under this subsection (c) and all acquisitions under Section 6.04A(b) does not exceed (i) with respect to the Borrower's fiscal year ending December 31, 1994, the aggregate amount of $27,000,000, and (ii) with respect to any fiscal year of the Borrower other than the fiscal year ending December 31, 1994, the aggregate amount of $25,000,000;"

5. Section 6.04A(b) of the Credit Agreement is hereby amended by deleting existing Section 6.04A(b) in its entirety and by substituting therefor the following new Section 6.04A(b):

      "(b) the sum of all cash consideration paid, the current market value, as of the date of such investment, of all property (excluding stock of the Borrower) given and all Indebtedness incurred or assumed (excluding in stock acquisitions, liabilities of the acquired Person, other than those assumed in writing, if any, by the Acquiring Subsidiary) by such Acquiring Subsidiary in connection with each such acquisition does not exceed, (i) with respect to the Borrower's fiscal year ended December 31, 1994, the aggregate amount of $27,000,000, and (ii) with respect to any fiscal year of the Borrower other than the fiscal year ending December 31, 1994, 10% of the Consolidated Net Worth as of the end of the most recent fiscal quarter for which financial statements have been delivered to the Banks pursuant to Section 5.01(b); and"

6. Section 6.04A(c) of the Credit Agreement is hereby amended by deleting existing Section 6.04A(c) in its entirety and by substituting therefor the following new Section 6.04A(c):

      "(c) the sum of all cash consideration paid, the current market value, as of the date of such investment, of all property (excluding stock of the Borrower) and Indebtedness incurred or assumed (excluding in stock acquisitions, liabilities of the acquired Person other than those assumed in writing, if any, by the Acquiring Subsidiary) in connection with all acquisitions under this Section 6.04A and under Section 6.04(c)(iii) does not exceed (i) with respect to the Borrower's fiscal year ending December 31, 1994, the aggregate amount of $27,000,000, and (ii) with respect to any fiscal year of the Borrower other than the fiscal year ending December 31, 1994, the aggregate amount of $25,000,000.

7. Section 7.01(i) of the Credit Agreement is hereby amended by deleting the phrase "(other than this Agreement and the Notes)" as it appears in the fourth line of Section 7.01(i) and by substituting therefor the phrase "(other than to Norwest Bank Minnesota, National Association or to First Bank National Association)".

8. Section 7.01 of the Credit Agreement is hereby amended by deleting the period at the end of subsection (o) and by substituting therefor the word "; or" and by adding the following new subsections (p) and (q) at the end thereof:

      "(p)   The Borrower  shall repudiate, purport to revoke, or
fail to perform any of its obligations under any guaranty given by the Borrower in favor of Norwest Bank Minnesota, National
Association or First Bank National Association; or

     (q) A default in the payment of or performance (and, in the case of a default in the performance of any obligation other than a payment obligation, the continuance of such default for a period of 30 days after there has been given, by delivery or first class mail, written notice specifying such default) of any obligation of the Borrower, Dain Bosworth Incorporated, Rauscher Pierce Refsnes, Inc., ROG or any other Subsidiary of the Borrower to Norwest Bank Minnesota, National Association or to First Bank National Association under any bond, debenture, note or other evidence of indebtedness or under any indenture, loan agreement or other instrument under which such evidence of indebtedness has been issued (other than a default in whose performance is elsewhere in this Section specifically dealt with)."

9.   Section 10.01  of the  Credit Agreement is hereby amended by
deleting  existing   Section  10.01   in  its   entirety  and  by
substituting therefor the following new Section 10.01:

      "Section 10.01 Pro Rata Sharing of Payments Applied to the Notes. Each Bank agrees that if it shall apply any payment (whether received by such Bank directly from the Borrower, by exercising any right of setoff or counterclaim or otherwise) to the principal and interest owing to such Bank under this Agreement which application is in an amount greater than the amount of payment applied by the other Bank to the principal and interest owing to such other Bank under this Agreement, the Bank applying such proportionately greater amount shall purchase such participations in the obligations of the Borrower to the other Bank, and such adjustments shall be made, as may be required so that such payments of principal and interest with respect to amounts owed by the Borrower to the Banks under this Agreement shall be shared by the Banks pro rata based upon their respective Percentages; provided, that nothing in this Section shall impair the right of a Bank to receive any payment or to exercise any right or remedy, including, without limitation, any right of setoff or counterclaim and to apply the amount so received or recovered to the payment of the Borrower's indebtedness to such Bank other than the Borrower's indebtedness to such Bank under this Agreement; provided, further, however, that if any such payment shall be recovered or must otherwise be restored, such purchase in respect thereof shall be rescinded, without interest.

10. Each Bank agrees to provide to the other Bank a copy of any notice of default or acceleration relating to indebtedness of the Borrower or any Subsidiary of the Borrower to such Bank (other than under this Agreement) simultaneously with such Bank's delivery of any such notice to the Borrower. This paragraph 10 is for the exclusive benefit of the Banks (and not for the benefit of the Borrower or its Subsidiaries) and the failure of a Bank to provide such simultaneous notice to the other Bank shall not impair in any way the effectiveness of any such notice given by such Bank to the Borrower or to any Subsidiary of the Borrower.

11. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

12. The Borrower hereby represents and warrants to the Banks as follows:

       (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

     (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign,
(ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

      (c)  All of the representations and warranties contained in
Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

13. This Agreement shall be of no force or effect until the Banks shall have received the following, in form and substance satisfactory to the Banks:

       (a) A copy of the resolutions adopted by the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment, certified as having been duly adopted prior to and as being in effect on the date of this Amendment; and

       (b) A signed copy of an opinion of counsel for the Borrower, addressed to the Banks in form and content acceptable to the Bank.

14. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby.

15. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement, or breach, default or event of default under any Loan Document or other document held by the Agent, whether or not known to the Agent and whether or not existing on the date of this Amendment.

16. The Borrower hereby absolutely and unconditionally releases and forever discharges the Agent and the Banks, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever relating to the Credit Agreement and the other Loan Documents arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

17. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Agent on demand for all costs and expenses incurred by the Agent in connection with the Loan Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Agent for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

18.     This  Amendment   may  be   executed  in  any  number  of
counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                    INTER-REGIONAL FINANCIAL GROUP, INC.

                    By  Daniel J. Reuss
                        -------------------------------
                    Its Senior Vice President


                    NORWEST BANK MINNESOTA,
                     NATIONAL ASSOCIATION, as Agent

                    By  Byron Payne
                        -------------------------------
                    Its Vice President


                    NORWEST BANK MINNESOTA,
                     NATIONAL ASSOCIATION

                    By  Byron Payne
                        -------------------------------
                    Its Assistant Vice President


                    FIRST BANK NATIONAL ASSOCIATION

                    By  Jose Peris
                        -------------------------------
                    Its Vice President

                                                 Exhibit 4(b)

               FIFTH AMENDMENT TO TERM LOAN AGREEMENT


This Amendment is made as of this 30th day of September, 1994, by and between INTER-REGIONAL FINANCIAL GROUP, INC., a Delaware corporation (the "Borrower") and NORWEST BANK MINNESOTA, NATIONAL
ASSOCIATION, a national banking association (the "Bank").

The Borrower and the Bank have entered into a Term Loan Agreement dated as of October 16, 1992, as amended by a First Amendment to Term Loan Agreement dated as of March 12, 1993, a Second Amendment to Term Loan Agreement dated as of June 23, 1993, a Third Amendment to Term Loan Agreement dated as of November 30, 1993 and a Fourth Amendment to Term Loan Agreement dated as of June 27, 1994 (as amended, the "Loan Agreement"), pursuant to which the Bank made the Term Loan to the Borrower subject to the terms and conditions set forth in the Loan Agreement.

The Term  Loan made  by the  Bank to  the Borrower under the Loan
Agreement is  evidenced by  the Term  Note of  the Borrower dated
October 16, 1992, payable to the order of the Bank in the original principal of $2,000,000 (the "Term Note").

The Borrower has requested that the Bank amend certain provisions of the Loan Agreement and the Bank is willing to do so pursuant to the terms and conditions set forth in this Agreement.

ACCORDINGLY, the parties hereto agree as follows:

1. All capitalized terms used in this Amendment, unless specifically defined herein, shall have the meanings given to such terms in the Loan Agreement.

2.   Section 6.03(c)  of the  Loan Agreement is hereby amended by
deleting  existing   Section  6.03(c)  in  its  entirety  and  by
substituting therefor the following new Section 6.03(c):

      "(c)  in addition to any guaranties set forth in Exhibit D,
(i) from the date of this Agreement until June 30, 1995, a guaranty by the Borrower of obligations of ROG in favor of the Depository Trust Company in an amount not to exceed $15,000,000 at any time (from and after June 30, 1995, no guaranty shall be permitted by Section 6.03(c)(i)) and (ii) guaranties by the Borrower of indebtedness (including capitalized lease obligations) and operating leases of the Subsidiaries (other than the guaranties permitted by Sections 6.03(d) and 6.03(e)); provided that the sum of the aggregate principal amount of indebtedness guaranteed plus the aggregate amount of all payments under operating leases guaranteed under this clause (ii) shall not exceed $3,000,000;"

3. Section 6.03 of the Loan Agreement is hereby amended by deleting the word "and" at the end of subsection (b) and by adding the following new subsections (d) and (e):

     "(d) a guaranty by the Borrower in favor of the Bank of (i) subordinated loans of up to $10,000,000 from the Bank to Dain
Bosworth Incorporated, and (ii) a subordinated loan of $3,500,000 from the Bank to Rauscher Pierce Refsnes, Inc.; and

      (e)   a guaranty  by the  Borrower in  favor of  First Bank
National Association of (i) subordinated loans of up to $10,000,000 from First Bank National Association to Dain Bosworth Incorporated, and (ii) a subordinated loan of $3,500,000 from First Bank National Association to Rauscher Pierce Refsnes, Inc."

4. Section 6.04(c)(iii) of the Loan Agreement is hereby amended by deleting existing Section 6.04(c)(iii) in its entirety and by substituting therefor the following new Section 6.04(c)(iii):

      "(iii) the sum of all cash consideration paid, the current market value, as of the date of such investment, of all property (excluding stock of the Borrower) given and all Indebtedness incurred or assumed (excluding in acquisitions of stock, liabilities of the acquired Person other than those assumed in writing, if any, by the Borrower) in connection with all acquisitions under this subsection (c) and all acquisitions under
Section 6.04A(b) does not exceed (i) with respect to the Borrower's fiscal year ending December 31, 1994, the aggregate amount of $27,000,000, and (ii) with respect to any fiscal year of the Borrower other than the fiscal year ending December 31, 1994, the aggregate amount of $25,000,000;"

5. Section 6.04A(b) of the Loan Agreement is hereby amended by deleting existing Section 6.04A(b) in its entirety and by substituting therefor the following new Section 6.04A(b):

      "(b) the sum of all cash consideration paid, the current market value, as of the date of such investment, of all property (excluding stock of the Borrower) given and all Indebtedness incurred or assumed (excluding in stock acquisitions, liabilities of the acquired Person, other than those assumed in writing, if any, by the Acquiring Subsidiary) by such Acquiring Subsidiary in connection with each such acquisition does not exceed, (i) with respect to the Borrower's fiscal year ended December 31, 1994, the aggregate amount of $27,000,000, and (ii) with respect to any fiscal year of the Borrower other than the fiscal year ending December 31, 1994, 10% of the Consolidated Net Worth as of the end of the most recent fiscal quarter for which financial statements have been delivered to the Bank pursuant to Section 5.01(b); and"

6. Section 6.04A(c) of the Loan Agreement is hereby amended by deleting existing Section 6.04A(c) in its entirety and by substituting therefor the following new Section 6.04A(c):

      "(c) the sum of all cash consideration paid, the current market value, as of the date of such investment, of all property (excluding stock of the Borrower) and Indebtedness incurred or assumed (excluding in stock acquisitions, liabilities of the acquired Person other than those assumed in writing, if any, by the Acquiring Subsidiary) in connection with all acquisitions under this Section 6.04A and under Section 6.04(c)(iii) does not exceed (i) with respect to the Borrower's fiscal year ending December 31, 1994, the aggregate amount of $27,000,000, and (ii) with respect to any fiscal year of the Borrower other than the fiscal year ending December 31, 1994, the aggregate amount of $25,000,000.

7. Section 7.01(i) of the Loan Agreement is hereby amended by deleting the phrase "(other than this Agreement and the Term
Note)" as it appears in the fourth line of Section 7.01(i) and by substituting therefor the phrase "(other than to the Bank or to First Bank National Association)".

8. Section 7.01 of the Loan Agreement is hereby amended by deleting the period at the end of subsection (o) and by substituting therefor the word "; or" and by adding the following new subsections (p) and (q) at the end thereof:

      "(p)   The Borrower  shall repudiate, purport to revoke, or
fail to perform any of its obligations under any guaranty given by the Borrower in favor of the Bank or First Bank National
Association; or

     (q) A default in the payment of or performance (and, in the case of a default in the performance of any obligation other than a payment obligation, the continuance of such default for a period of 30 days after there has been given, by delivery or first class mail, a written notice specifying such default) of any obligation of the Borrower, Dain Bosworth Incorporated, Rauscher Pierce Refsnes, Inc., ROG or any other Subsidiary of the Borrower to the Bank or to First Bank National Association under any bond, debenture, note or other evidence of indebtedness or under any indenture, loan agreement or other instrument under which such evidence of indebtedness has been issued (other than a default in whose performance is elsewhere in this Section specifically dealt with)."

9.  The Borrower hereby represents and warrants to the Bank that:

      (a) The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver this Amendment and perform all of its obligations under the Loan Agreement, as amended by this Amendment, and under the Term Note.

     (b) The execution, delivery and performance by the Borrower of its obligations under the Loan Agreement, as amended by this Amendment, and under the Term Note has been duly authorized by all necessary corporate action on the part of the Borrower and do not and will not (1) require any consent or approval of the stockholders of the Borrower, or any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (2) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Certificate of Incorporation or Bylaws of the Borrower,
(3) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or its properties may be bound or affected, or (4) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

      (c) The Loan Agreement, as amended by this Amendment, and the Term Note constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

      (d)  All of the representations and warranties contained in
Article IV of the Loan Agreement are correct on and as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date.

10.  This Agreement shall be of no force or effect until the Bank
shall  have   received  the  following,  in  form  and  substance
satisfactory to the Bank:

       (a) A copy of the resolutions adopted by the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment, certified as having been duly adopted prior to and as being in effect on the date of this Amendment; and

         (b) A signed copy of an opinion of counsel for the Borrower, addressed to the Bank in form and content acceptable to the Bank.

11. On the date this Amendment becomes effective, all references in the Loan Agreement to "this Agreement" and all references in the Term Note to the "Term Loan Agreement" shall be deemed to refer to the Loan Agreement as amended by this Amendment.

12. Except as explicitly amended by this Amendment, all of the original terms and conditions of the Loan Agreement and the Term
Note shall remain in full force and effect.

13. The Borrower hereby agrees to pay all reasonable fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Amendment and any documents or instruments incidental thereto.

14.     This  Amendment   may  be   executed  in  any  number  of
counterparts, each of which shall be deemed to be an original and all such counterparts, taken together, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                         INTER-REGIONAL FINANCIAL GROUP, INC.


                         By  Daniel J. Reuss
                             -----------------------------
                         Its Senior Vice President


                         NORWEST BANK MINNESOTA,
                          NATIONAL ASSOCIATION

                         By  Byron Payne
                             ----------------------------
                         Its Vice President